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                                                                    EXHIBIT 23.2

            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of Lockheed Martin Corporation on Form S-8 of our report dated June 30, 2000 appearing in the Annual Report on Form 11-K of the COMSAT Corporation Savings and Profit-Sharing Plan for the year ended December 31, 1999.


                                             /s/ DELOITTE & TOUCHE LLP

McLean, Virginia
August 2, 2000